UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 5, 2007

                        Frontier Airlines Holdings, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                 000-51890               20-4191157
           (State of                (Commission           (I.R.S. Employer
         Incorporation)             File Number)          Identification No.)

           7001 Tower Road, Denver, Colorado                    80249
        (Address of principal executive offices)              (Zip Code)

                                  720-374-4200
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01  Other Events

 On December 5, 2007, Frontier Airlines Holdings, Inc. issued a press release announcing its preliminary traffic results for November 2007. Frontier Airlines Holdings, Inc. also announced guidance of an estimated $0.58 - $0.68 loss per share for the quarter ending December 31, 2007, and summarized actions management is taking in response to record fuel costs. A copy of the press release dated December 5, 2007 entitled "Frontier Airlines Reports Record Preliminary Traffic for November 2007" is attached hereto as Exhibit 99.01.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

Item 99.01 Press Release dated December 5, 2007 entitled "Frontier Airlines Reports Record Preliminary Traffic for November 2007."

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                FRONTIER AIRLINES HOLDINGS, INC.

Date: December 5, 2007                          By: /s/ Sean E. Menke
                                                --------------------------------
                                                Its:  President and CEO

                                                By: /s/  Paul H. Tate
                                                --------------------------------
                                                Its: CFO